UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 5, 2016

Blue Capital Reinsurance Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-36169	98-1120002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waterloo House, 100 Pitts Bay Road, Pembroke HM 08, Bermuda

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (441) 278-0400

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On October 6, 2016, Blue Capital Reinsurance Holdings Ltd. (the “Company”) issued a press release stating that Endurance Specialty Holdings Ltd. (“Endurance”), the parent company of Blue Capital Management Ltd. (“Blue Capital”), the Company’s investment manager, announced on October 5, 2016 that it has entered into a definitive merger agreement pursuant to which it will be acquired by Sompo Holdings, Inc. (subject to the satisfaction of certain conditions). The Company does not anticipate any changes in the management of Blue Capital and all members of the Endurance Executive Team have agreed to continue in their current roles following the acquisition for at least five years.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibit is furnished as part of this report:

Exhibit No.	Description

99.1	Press Release, dated October 6, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Capital Reinsurance Holdings Ltd. (Registrant)

October 6, 2016	By:	/s/ John V. Del Col
Date	Name:	John V. Del Col
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated October 6, 2016